FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 17, 2009

SANSWIRE CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23532	88-0292161
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

101 NE 3rd Ave., Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 954-332-3759

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 17, 2009, the Company entered into subscription agreement (the “Subscription Agreements”) with accredited investors (“investors”). Pursuant to the Subscription Agreements, the Company sold $140,000 of the Company’s 7% Convertible Debentures, 3-year warrants to purchase a number of shares equal to 50% of the number of shares issuable upon conversion of the debenture of the Company’s common stock at an exercise price of $0.21 (the “$0.21 Warrants”), and three-year warrants to purchase a number of shares equal to 50% of the number of shares issuable upon conversion of the debenture shares of the Company’s common stock at an exercise price of $0.315 (the “$0.315 Warrants”, and collectively with the = $0.21 Warrants, the “Warrants”).

The Debentures are convertible into shares of the Company’s common stock at $.105 per share pursuant to the following:

if after 90 days from the date hereof the market price of the Company’s common shares during the 90 day period has not closed at a bid price at or above $.12 per share for 3 or more consecutive trading days. In such instance then the Investors’ price per share shall be equal to the average closing bid price for the last 30 trading days immediately prior to the 90th day after the date of this addendum. Should the price of the common shares be $.105 or higher on the 90th day after the date of this addendum, then the purchase price per share shall remain at $.105 per share.  Should the Market Price of the shares be $.105 or higher on the 90th day after the date of this addendum, but less than $.125, then the Investor shall be entitled to an amount of additional shares equal to 10% of the number of shares to which the Investor is otherwise entitled.

In connection with the issuance of the debentures and warrants pursuant to the Subscription Agreements, the Company relied upon the exemption from securities registration afforded by Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, and transfer of the securities was restricted in accordance with the requirements of the Securities Act.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

4.1	Form of Subscription Agreement between the Company and the Investors
4.2	7% Convertible Debenture
4.2	Class A Warrant
4.3	Class B Warrant

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sanswire Corp.

Dated: February 24, 2009	By: /s/ Jonathan Leinwand
Jonathan Leinwand
Chief Executive Officer

EXHIBIT INDEX

Number	Description

4.1	Form of Subscription Agreement between the Company and the Investors
4.2	7% Convertible Debenture
4.2	Form of Class A Warrant
4.3	Form of Class B Warrant